                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: July 15, 2002
                                ----------------

                 Chase Manhattan Bank, USA National Association
                     on behalf of the Providian Master Trust
                    (formerly the First Deposit Master Trust)
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                                      33-59922
                                      33-84844
                                      33-99462
                                      333-22131
                                      333-55817
United States                         333-39856                  22-2382028
----------------------------   -------------------------     -------------------
(State or other jurisdiction   (Commission File Numbers)       (IRS Employer
of incorporation)                                            Identification No.)


            White Clay Center, Building 200, Newark, DE           19711
            -------------------------------------------         --------
             (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events:

         Providian Master Trust, which was formerly known as First Deposit Master Trust, is the issuer of a number of outstanding series of asset backed securities.

         On July 15, 2002, Chase Manhattan Bank USA, National Association ("Chase USA") distributed monthly payments to the holders of the Series 1996-1, Series 1997-2, Series 1997-4, Series 1999-1, Series 1999-2, Series 2000-1,
Series 2000-2 and Series 2000-3. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this current report on Form 8-K.


Item 7(c).  Exhibits

            Exhibits        Description
            --------        -----------

              20.1 Monthly Reports with respect to the July 15, 2002 distribution

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on behalf of the Providian Master Trust by the undersigned hereunto duly authorized.

                                            PROVIDIAN MASTER TRUST

                                            By: CHASE MANHATTAN BANK USA,
                                            NATIONAL ASSOCIATION
                                            as Servicer


                                            By:  /s/ Patricia M. Garvey
                                            -----------------------------------
                                            Patricia M. Garvey
                                            Vice President

Date: July 30, 2002

                                  EXHIBIT INDEX

            Exhibits        Description
            --------        -----------

              20.1 Monthly Reports with respect to the July 15, 2002 distribution